Delaware The First State Page 1 4062359 8100 Authentication: 203663607 SR# 20232896198 Date: 06-30-23 You may verify this certificate online at corp.delaware.gov/authver.shtml I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “ANAPTYSBIO, INC.”, FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JUNE, A.D. 2023, AT 7:21 O`CLOCK P.M.

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "ANAPTYSBIO, INC.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JUNE, A.D. 2023, AT 7:21 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

4062359 8100
SR# 20232896198

Authentication: 203663607
Date: 06-30-23

ANAPTYSBIO, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AnaptysBio, Inc., a Delaware corporation, hereby certifies as follows.

1. The name of the corporation is AnaptysBio, Inc. The date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was November 16, 2005 under the name of Anaptys Biosciences, Inc.

2. The Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as previously amended or supplemented, has been duly adopted by the Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the Delaware General Corporation Law, with the approval of the corporation's stockholders having been given by written consent without a meeting in accordance with Section 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, this corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: June 29, 2023

ANAPTYSBIO, INC.

By: /s/ Eric Loumeau

Name: Eric Loumeau

Title: Chief Legal Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:21 PM 06/29/2023
FILED 07:21 PM 06/29/2023
SR 20232896198 - File Number 4062359

EXHIBIT A

ANAPTYSBIO, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Article I: NAME

The name of the corporation is AnaptysBio, Inc. (the "***Corporation***").

ARTICLE II: AGENT FOR SERVICE OF PROCESS

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Zip Code 19801, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III: PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law ("***DGCL***").

ARTICLE IV: AUTHORIZED STOCK

1. Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is Five Hundred and Ten Million (510,000,000) shares, consisting of two classes: Five Hundred Million (500,000,000) shares of Common Stock, $0.001 par value per share ("***Common Stock***"), and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share ("***Preferred Stock***").

2. Designation of Additional Series.

2.1. The Board of Directors of the Corporation (the "***Board***") is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers, preferences and relative, participating, optional or other rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of two-thirds of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, unless a vote of any such holders is required pursuant to the terms of any certificate or certificates establishing a series of Preferred Stock.

2.2. Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and

rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock or any future class or series of Preferred Stock or Common Stock.

2.3. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; *provided*, *however*, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).

ARTICLE V: AMENDMENT OF BYLAWS

The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board shall require the approval of a majority of the Whole Board. For purposes of this Amended and Restated Certificate of Incorporation, the term "***Whole Board***" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; *provided*, *however*, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation; provided, further, that if two-thirds of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS

1. Director Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.

3. Classified Board. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the "***Classified Board***). The Board may assign members of the Board already in office to the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the

Corporation's first annual meeting of stockholders following the closing of the Corporation's initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, relating to the offer and sale of Common Stock to the public (the "***Initial Public Offering***"), the initial term of office of the Class II directors shall expire at the Corporation's second annual meeting of stockholders following the closing of the Initial Public Offering and the initial term of office of the Class III directors shall expire at the Corporation's third annual meeting of stockholders following the closing of the Initial Public Offering. At each annual meeting of stockholders following the closing of the Initial Public Offering, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

4. Term and Removal. Each director shall hold office until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted in the Corporation's Bylaws. Subject to the rights of the holders of any series of Preferred Stock, no director may be removed except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors voting together as a single class. No decrease in the authorized number of directors constituting the Board shall shorten the term of any incumbent director.

5. Board Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires or until such director's successor shall have been duly elected and qualified, or until such director's earlier death, resignation or removal.

6. Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII: DIRECTOR AND OFFICER LIABILITY

1. Limitation of Liability. To the fullest extent permitted by law, neither a director nor an officer of the Corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

2. Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS

1. **No Action by Written Consent of Stockholders**. Subject to the rights of any series of Preferred Stock, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders by written consent.

2. **Special Meeting of Stockholders**. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the President or the Board acting pursuant to a resolution adopted by a majority of the Whole Board.

3. **Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings**. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

ARTICLE IX: CHOICE OF FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders; (c) any action asserting a claim against the Corporation (or its directors, officers or other employees) arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws; (d) any action to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX, Furthermore, and without limiting the generality of the foregoing, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any internal corporate claims, as such term is defined and used in Section 115 of the DGCL, as may be amended.

ARTICLE X: AMENDMENT OF CERTIFICATE OF INCORPORATION

If any provision of this Amended and Restated Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation's intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate of Incorporation shall be enforceable in accordance with its terms.

The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; *provided*, *however*, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least

two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal any provision of this Amended and Restated Certificate of incorporation; *provided*, *further*, that if two-thirds of the Whole Board has approved such amendment or repeal of any provisions of this Certificate of Incorporation, then only the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal any provision of this Certificate of Incorporation.

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